Exhibit 10.1

FIFTEENTH AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER
This FIFTEENTH AMENDMENT AND WAIVER dated as of February 29, 2016 (this "Amendment"), to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the "Credit Agreement"), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc., SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS, L.P. (formerly G.M. FABRICATORS, L.P. and NEW VISION L.P.), a Texas limited partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, GULF ISLAND MARINE FABRICATORS, L.L.C., a Louisiana limited liability company, DOLPHIN STEEL SALES, L.L.C., a Louisiana limited liability company, and GULF ISLAND SHIPYARDS, L.L.C., a Louisiana limited liability company, as Guarantors, WHITNEY BANK, a Louisiana state chartered bank (formerly known as Hancock Bank of Louisiana, successor by merger to Whitney National Bank) ("Whitney"), and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity ("JPMorgan") (Whitney and JPMorgan, each a "Lender" and collectively the "Lenders") and JPMorgan, as Agent and LC Issuer.
WHEREAS, the Borrower desires to amend the Credit Agreement to, among other things, extend the Facility Termination Date under the Credit Agreement, and the Lenders are so willing, upon and subject to the terms and conditions hereof;

WHEREAS, the Borrower also has requested and Lenders have agreed to certain waivers concerning financial covenant compliance;

WHEREAS, capitalized terms used herein without definition shall have the respective meanings given them in the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Agent and the LC Issuer hereby agree as follows:

I. WAIVERS

1.    To the extent there are any Default(s) pursuant to Section 6.22 of the Credit Agreement for the quarter ending December 31, 2015, the Lenders hereby grant a one-time waiver of such Default(s). Such waiver shall not constitute either an amendment to the Credit Agreement or a precedent for any subsequent requested waiver of these or any other covenants or other provisions of the Credit Agreement.

II. AMENDMENTS

After giving effect to the waiver set forth above:

1.    Concerning Definitions. Article I of the Credit Agreement is hereby amended as follows:

(a)    The definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following:

“Applicable Margin” means, with respect to Eurodollar Advances, 2.00% per annum.

(b)    The definition of “Facility Termination Date” is amended by deleting “February 29, 2016” and replacing it with “January 2, 2017”.

(c)    The following definitions are added as alphabetically appropriate:

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

“Chevron Letters of Credit” means the following Facility LCs, as each may be amended, renewed or extended from time to time: (i) CPCS-795174 issued in favor of Chevron USA, Inc. in the amount of $2,877,390, and (ii) CPCS-812643 issued in favor of Chevron North America E&P in the amount of $16,035,664.

“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary charges for such period and (v) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period), minus (b) without duplication and to the extent included in Net Income, any extraordinary gains and any non-cash items of income for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Funded Indebtedness” means, at any date, the aggregate principal amount of all Indebtedness (including, for the avoidance of doubt, obligations, contingent or otherwise, as an account party in respect of letters of credit and letters of guaranty), minus the sum of (a) accounts payable arising from the purchase of goods and services in the ordinary course of business, (b) accrued expenses or losses, and (c) deferred revenues or gains, determined for the Borrower and its Subsidiaries on a consolidated basis at such date, in accordance with GAAP.

“Funded Indebtedness to EBITDA Ratio” means, at any date, the ratio of (a) (i) Funded Indebtedness for such date plus (ii) LC Exposure for such date to (b) EBITDA for the most recent 4 fiscal quarters ending on such date; provided, that at March 31, 2016, June 30, 2016 and September 30, 2016, the period of calculation shall begin on January 1, 2016 and end on such date and the calculation then shall be annualized.

“Interest Coverage Ratio” means, for any period, the ratio of (a) (i) EBITDA for such period minus (ii) Capital Expenditures for such period minus minus (iii) dividends or distributions for such period, to (b) cash Interest Expense for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.
“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Rate Management Transactions in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for the Borrower and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.
“LC Disbursement” means any payment made by the LC Issuer pursuant to a Facility LC.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all Facility LCs outstanding at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.

“Net Income” means, for any period, the consolidated net income (or loss) determined for the Borrower and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary, and (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions.

2.    Concerning Article II – The Credits.

(a)    Section 2.5 of the Credit Agreement is hereby amended by deleting the reference “0.25% per annum” in the first sentence thereof and replacing it with “0.50% per annum”.

(b)    Section 2.5 of the Credit Agreement is hereby further amended by adding the following sentence thereto:

Notwithstanding anything herein or otherwise to the contrary, with respect to the commitment fee due on March 31, 2016, such fee shall be calculated as follows: (i) from January 1, 2016 through February 28, 2016, at 0.25% per annum, and (ii) from February 29, 2016 through March 31, 2016, at 0.50% per annum.

(c)    Section 2.19.4 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

The Borrower shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, with respect to each Facility LC, a letter of credit fee (the “LC Fee”) at the rate of 2.00% per annum on the average daily undrawn stated amount under such Facility LC, such fee to be payable in arrears on the last day of each quarter, beginning with the first quarter after such Facility LC is issued and ending on the expiry date of such Facility LC; provided, that the LC Fee for the Chevron Letters of Credit shall be 1.50% per annum instead of 2.00% per annum. Notwithstanding anything herein or otherwise to the contrary, with respect to the LC Fee due on March 31, 2016, such fee shall be calculated as follows: (i) from January 1, 2016 through February 28, 2016, at the LC Fee rate applicable prior to giving effect to the Fifteenth Amendment to this Agreement, and (ii) from February 29, 2016 through March 31, 2016, at the rate set forth in the preceding sentence.

3.    Concerning Article VI – Covenants.

(a)    Section 6.2 of the Credit Agreement is hereby amended by adding the following sentence thereto:

Notwithstanding anything herein to the contrary, the aggregate maximum of Loans outstanding at any time for general corporate purposes (as opposed to the aggregate amount of Facility LCs issued) shall not exceed $20,000,000.

(b)    Section 6.22 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

6.22. Financial Covenants.

6.22.1 Minimum Tangible Net Worth. The Borrower will at all times maintain a Consolidated Net Worth of not less than the sum of (i) $250,000,000, plus (ii) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the fiscal quarter ending December 31, 2015 (without deduction for losses), plus (iii) 100% of all net proceeds of any issuance of any stock or other equity after deducting of any fees, commissions, expenses and other costs incurred in such offering.
6.22.2 Funded Indebtedness to EBITDA Ratio. Beginning March 31, 2016 and continuing thereafter on the last day of each quarter, the Borrower will not permit the Funded Indebtedness to EBITDA Ratio to be greater than 3.00 to 1.00.
6.22.3    Interest Coverage Ratio. Beginning March 31, 2016 and continuing thereafter on the last day of each quarter, the Borrower will not permit the Interest Coverage Ratio for the most recent 4 fiscal quarters ending on such date to be less than 2.00 to 1.00; provided, that at March 31, 2016, June 30, 2016 and September 30, 2016, the period of calculation shall be for the most recent 1, 2 and 3 fiscal quarters ending on such dates, respectively.
4.    Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Borrower and the Guarantors contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower and the Guarantors hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.
5.    Borrower and each Guarantor acknowledge and agree that this Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Agent for the benefit of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.
6.    Borrower and each Guarantor that has executed or is executing any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit

Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time. Without limiting the generality of the foregoing:
(i)    Reference is hereby made to the security agreements that the Borrower and each Guarantor have executed in connection with the Credit Agreement. Borrower and each Guarantor hereby acknowledge and affirm that “Obligations” as defined in each security agreement shall and does include, without limitation, Banking Services Obligations and therefore the indebtedness secured by liens granted thereby includes Banking Services Obligations.
(ii)    Reference is hereby made to the guaranties provided by each of the Borrower and the Guarantors in connection with the Credit Agreement. Borrower and each Guarantor hereby acknowledge and affirm that each has guaranteed the payment and performance of all of the Obligations, including without limitation Banking Services Obligations.
7.    Borrower agrees to pay within ten (10) days of receipt of invoices therefor, in immediately available funds, all of the internal and external costs and expenses incurred by Agent in connection with this Amendment, including, without limitation, inside and outside attorneys, processing, documentation, title, filing, recording costs, expenses (including but not limited to, appraisal expenses), and fees.
8.    From and after the effective date of this Amendment, the Borrower shall indemnify the Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
9.    This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.     THIS AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Amendment as of the date first above written.
BORROWER:

GULF ISLAND FABRICATION, INC.

By:    /s/ Jeffrey Favret
Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

GUARANTORS:

GULF ISLAND, L.L.C.

By Gulf Island Fabrication, Inc., its sole member

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

DOLPHIN SERVICES, L.L.C.,
successor by merger to Dolphin Services, Inc.

By Gulf Island Fabrication, Inc., its Manager

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

[Signatures continue on following page.]

GUARANTORS: (cont’d)

SOUTHPORT, L.L.C.

By Gulf Island, L.L.C., its sole member

By Gulf Island Fabrication, Inc., its sole
member

By:    /s/ Jeffrey Favret
Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

GULF ISLAND MINDOC COMPANY, L.L.C.

By Gulf Island Fabrication, Inc., its Manager

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

GULF MARINE FABRICATORS, L.P.
(formerly G.M. FABRICATORS, L.P. and NEW VISION, L.P.)

By Gulf Marine Fabricators General Partner,
L.L.C., its General Partner

By:     /s/ Jeffrey Favret
Name: Jeffrey Favret
Title: Manager

[Signatures continue on following page.]

GUARANTORS: (cont’d)

GULF MARINE FABRICATORS GENERAL
PARTNER, L.L.C.
(Formerly NEW VISION GENERAL PARTNER, L.L.C.)

By:    /s/ Jeffrey Favret
Name: Jeffrey Favret
Title: Manager

GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C.
(Formerly NEW VISION LIMITED PARTNER, L.L.C.)

By Gulf Island Fabrication, Inc., its Manager

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

GULF ISLAND MARINE FABRICATORS, L.L.C.

By Gulf Island Fabrication, Inc., its sole member

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

[Signatures continue on following page.]

GUARANTORS: (cont’d)

DOLPHIN STEEL SALES, L.L.C.

By Gulf Island Fabrication, Inc., its Manager

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

GULF ISLAND SHIPYARDS, LLC

By Gulf Island Fabrication, Inc., its sole member

By:     /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

[Signatures continue on following page.]

LENDERS:

Commitment: $40,000,000.00        JPMORGAN CHASE BANK, N.A.,
Successor by merger to Bank One, NA, Chicago, Individually, as LC Issuer, and as Agent

By:    /s/ Donald Hunt
Donald Hunt, Officer

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LENDERS: (cont'd)

Commitment: $40,000,000.00        WHITNEY BANK

By:    /s/ Josh J. Jones
Josh J. Jones
Area President South Central Region